UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

 (Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2019

Wesbanco, Inc.

(Exact name of Registrant as Specified in Its Charter)

West Virginia	000-08467	55-0571723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank Plaza, Wheeling, WV		26003
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (304) 234-9000

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $2.0833 Par Value	WSBC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed by Wesbanco, Inc., a West Virginia corporation (“Wesbanco”) on November 22, 2019 (the “Initial Form 8-K”), on November 22, 2019, Wesbanco completed its previously announced merger (the “Merger”) with Old Line Bancshares, Inc., a Maryland corporation (“Old Line Bancshares”), pursuant to the Agreement and Plan of Merger, dated as of July 23, 2019, by and among Wesbanco, Wesbanco Bank, Inc., a West Virginia corporation and a wholly-owned subsidiary of Wesbanco, Old Line Bancshares and Old Line Bank, a Maryland-chartered trust company exercising the powers of a commercial bank and a wholly-owned subsidiary of Old Line Bancshares.

This Current Report on Form 8-K/A amends the Initial Form 8-K to include the historical financial statements of Old Line Bancshares and the pro forma financial information required to be filed under Item 9.01 of Form 8-K. The disclosure included in the Initial Form 8-K otherwise remains unchanged.

Item 9.01 Financial Statements and Exhibits

(a)Financial Statements of Businesses Acquired.

The audited financial statements of Old Line Bancshares as of December 31, 2018 and December 31, 2017 and for each of the years in the three-year period ended December 31, 2018 and the interim unaudited financial statements of Old Line Bancshares as of and for the three and nine months ended September 30, 2019 and September 30, 2018 are filed as Exhibits 99.1 and 99.2 respectively and incorporated herein by reference.

(b)Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of Wesbanco for the year ended December 31, 2018, for the nine months ended September 30, 2019 and as of September 30, 2019 are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d)  Exhibits:

23.1 - Consent of Dixon Hughes Goodman LLP, Old Line Bancshares’ independent registered public accounting firm.

99.1 -  Audited consolidated financial statements of Old Line Bancshares as of December 31, 2018 and 2017 and for each of the three years ended December 31, 2018, as well as the accompanying notes thereto and the related Report of the Independent Registered Public Accounting Firm (incorporated by reference to the Annual Report on Form 10-K filed by Old Line Bancshares on March 13, 2019 (File No. 000-50345)).

99.2 - Unaudited consolidated financial statements of Old Line Bancshares as of September 30, 2019 and for the three and nine month periods ended September 30, 2019 and 2018, as well as the accompanying notes thereto (incorporated by reference to the Quarterly Report on Form 10-Q filed by Old Line Bancshares on November 8, 2019 (File No. 000-50345)).

99.3 - Unaudited pro forma condensed combined financial statements of Wesbanco for the nine months ended September 30, 2019 and as of September 30, 2019 and for the year ended December 31, 2018.

104 -  Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wesbanco, Inc.
(Registrant)

Date: December 6, 2019	/s/ Robert H. Young
Robert H. Young
Executive Vice President and
Chief Financial Officer